Exhibit 13.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the annual report of Sumitomo Mitsui Financial Group, Inc. on Form 20-F for the year ended March 31, 2025 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Kazuyuki Anchi, Senior Managing Corporate Executive Officer and Group Chief Financial Officer of Sumitomo Mitsui Financial Group, Inc., certify that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Sumitomo Mitsui Financial Group, Inc. and its subsidiaries.

Date: June 27, 2025

/s/ Kazuyuki Anchi
Name:	Kazuyuki Anchi
Title:	Senior Managing Corporate Executive Officer Group Chief Financial Officer